Exhibit 1

JOINT FILING AGREEMENT

Each of the undersigned hereby agrees that this Amendment to Schedule 13D, dated April 17, 2026, with respect to the common shares of Thomson Reuters Corporation (the “Schedule 13D”) is, and any and all subsequent amendments thereto shall be, filed on behalf of each of the undersigned pursuant to and in accordance with the provisions of Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, and that this Joint Filing Agreement shall be included as an exhibit to the Schedule 13D and any amendments thereto. Each of the undersigned agrees to be responsible for the timely filing of any amendments to the Schedule 13D, and for the completeness and accuracy of the information concerning itself contained therein, but shall not be responsible for the completeness and accuracy of the information concerning any other party hereto or thereto, except to the extent that it knows or has reason to believe that such information is inaccurate. This Joint Filing Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

IN WITNESS WHEREOF, this Joint Filing Agreement has been executed and delivered by each of the undersigned as of April 17, 2026.

THOMSON INVESTMENTS LIMITED

By:	/s/ Michael Medline
Name: Michael Medline
Title: CEO & President

The Woodbridge Company Limited

By:	/s/ Michael Medline
Name: Michael Medline
Title: CEO & President

Woodbridge Investments Corporation

By:	/s/ Michael Medline
Name: Michael Medline
Title: CEO & President

1925124 Ontario Limited

By:	/s/ Michael Medline
Name: Michael Medline
Title: CEO & President

1396164 Ontario Limited

By:	/s/ Michael Medline
Name: Michael Medline
Title: CEO & President

1000706525 Ontario Limited

By:	/s/ Michael Medline
Name: Michael Medline
Title: CEO & President

Exhibit 1

1908720 Ontario Limited

By:	/s/ Michael Medline
Name: Michael Medline
Title: CEO & President

KRT Investments Corp.

By:	/s/ Michael Medline
Name: Michael Medline
Title: Attorney-in-fact

DKRT Family Corp.

By:	/s/ Michael Medline
Name: Michael Medline
Title: Attorney-in-fact

DKRT Investments Corp.

By:	/s/ Michael Medline
Name: Michael Medline
Title: Attorney-in-fact

DKRT FUNDING CORP.

By:	/s/ Michael Medline
Name: Michael Medline
Title: Attorney-in-fact

1000920847 Ontario Limited

By:	/s/ Michael Medline
Name: Michael Medline
Title: Attorney-in-fact

MB Finance Corp.

By:	/s/ Michael Medline
Name: Michael Medline
Title: Attorney-in-fact

TT Investments Corp.

By:	/s/ Michael Medline
Name: Michael Medline
Title: Attorney-in-fact

TLT Investments Corp.

By:	/s/ Michael Medline
Name: Michael Medline
Title: Attorney-in-fact

Exhibit 1

TLT Issue Holdco A Corp.

By:	/s/ Michael Medline
Name: Michael Medline
Title: Attorney-in-fact

TLT Issue Holdco Corp.

By:	/s/ Michael Medline
Name: Michael Medline
Title: Attorney-in-fact

1761173 Ontario Limited

By:	/s/ Michael Medline
Name: Michael Medline
Title: Attorney-in-fact

2677295 Ontario Limited

By:	/s/ Michael Medline
Name: Michael Medline
Title: Attorney-in-fact

1000919995 Ontario Limited

By:	/s/ Michael Medline
Name: Michael Medline
Title: Attorney-in-fact

1754693 Ontario Limited

By:	/s/ Michael Medline
Name: Michael Medline
Title: Attorney-in-fact

PJT Investments Corp.

By:	/s/ Michael Medline
Name: Michael Medline
Title: Attorney-in-fact

1000920848 Ontario Limited

By:	/s/ Michael Medline
Name: Michael Medline
Title: Attorney-in-fact

PGF Investments Corp.

By:	/s/ Michael Medline
Name: Michael Medline
Title: Attorney-in-fact

PGF Family Corp.

By:	/s/ Michael Medline
Name: Michael Medline
Title: Attorney-in-fact

Exhibit 1

LCC Investments Corp.

By:	/s/ Michael Medline
Name: Michael Medline
Title: Attorney-in-fact

1000078931 Ontario Limited

By:	/s/ Michael Medline
Name: Michael Medline
Title: Attorney-in-fact

1000421133 Ontario Limited

By:	/s/ Michael Medline
Name: Michael Medline
Title: Attorney-in-fact

LLD Investments Corp.

By:	/s/ Michael Medline
Name: Michael Medline
Title: Attorney-in-fact

2806335 Ontario Limited

By:	/s/ Michael Medline
Name: Michael Medline
Title: Attorney-in-fact

JRD Investments Corp.

By:	/s/ Michael Medline
Name: Michael Medline
Title: Attorney-in-fact

2754783 Ontario Limited

By:	/s/ Michael Medline
Name: Michael Medline
Title: Attorney-in-fact

GED Investments Corp.

By:	/s/ Michael Medline
Name: Michael Medline
Title: Attorney-in-fact

SEG Investments Corp

By:	/s/ Michael Medline
Name: Michael Medline
Title: Attorney-in-fact

Exhibit 1

1000031857 Ontario Limited

By:	/s/ Michael Medline
Name: Michael Medline
Title: Attorney-in-fact

SEG Family Corp

By:	/s/ Michael Medline
Name: Michael Medline
Title: Attorney-in-fact

TCM Investments Corp

By:	/s/ Michael Medline
Name: Michael Medline
Title: Attorney-in-fact

DYM Investments Corp

By:	/s/ Michael Medline
Name: Michael Medline
Title: Attorney-in-fact

BG Investments Corp

By:	/s/ Michael Medline
Name: Michael Medline
Title: Attorney-in-fact

ACG Investments Corp

By:	/s/ Michael Medline
Name: Michael Medline
Title: Attorney-in-fact

1001404651 Ontario Limited

By:	/s/ Michael Medline
Name: Michael Medline
Title: Attorney-in-fact

2808194 Ontario Limited

By:	/s/ Michael Medline
Name: Michael Medline
Title: Attorney-in-fact